UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — May 9, 2012

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08

Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers

In connection with his appointment as Chief Executive Officer of Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Donald H. Layton has resigned from the Board of Directors of Assured Guaranty Ltd. (AGL), effective May 10, 2012.

Item 5.07          Submission of Matters to a Vote of Security Holders

AGL convened its annual general meeting of shareholders on May 9, 2012 pursuant to notice duly given.  The matters voted upon at the meeting and the results of such voting are set forth below:

1.          Election of eight directors

01         Election of Francisco L. Borges:

For	Withheld	Broker Non-Votes

146,173,265	14,522,117	9,251,332

02         Election of Stephen A. Cozen:

For	Withheld	Broker Non-Votes

157,824,808	2,870,574	9,251,332

03         Election of Patrick W. Kenny:

For	Withheld	Broker Non-Votes

151,158,806	9,536,576	9,251,332

04         Election of Donald H. Layton:

For	Withheld	Broker Non-Votes

147,551,216	13,144,166	9,251,332

05         Election of Robin Monro-Davies

For	Withheld	Broker Non-Votes

152,188,129	8,507,253	9,251,332

06         Election of Michael T. O’Kane

For	Withheld	Broker Non-Votes

151,159,593	9,535,789	9,251,332

07         Election of Wilbur L. Ross, Jr.:

For	Withheld	Broker Non-Votes

125,361,659	35,333,723	9,251,332

08         Election of Walter A. Scott:

For	Withheld	Broker Non-Votes

158,667,668	2,027,714	9,251,332

2.          Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

132,877,804	26,655,319	1,162,259	9,251,332

3.          Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Auditors for year ending December 31, 2012

For	Against	Abstain

167,676,433	1,707,783	562,498

4.          Subsidiary Proposals

4.1        Authorizing the Company to vote for directors of its subsidiary, Assured Guaranty Re Ltd. (“AG Re”):

01         Election of Howard W. Albert:

For	Withheld	Broker Non-Votes

160,097,278	598,104	9,251,332

02         Election of Robert A. Bailenson:

For	Withheld	Broker Non-Votes

160,124,165	571,217	9,251,332

03         Election of Russell B. Brewer II:

For	Withheld	Broker Non-Votes

160,123,730	571,652	9,251,332

04         Election of Gary Burnet:

For	Withheld	Broker Non-Votes

160,126,212	569,170	9,251,332

05         Election of Dominic J. Frederico:

For	Withheld	Broker Non-Votes

160,126,451	568,931	9,251,332

06         Election of James M. Michener:

For	Withheld	Broker Non-Votes

159,042,623	1,652,759	9,251,332

07         Election of Robert B. Mills:

For	Withheld	Broker Non-Votes

160,119,790	575,592	9,251,332

08         Election of Kevin Pearson:

For	Withheld	Broker Non-Votes

160,125,111	570,271	9,251,332

4.2        Authorizing the Company to vote for the appointment of PricewaterhouseCoopers LLP as AG Re’s independent auditors for the year ending December 31, 2012:

For	Against	Abstain

167,581,073	1,737,723	627,919

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

	By:	/s/ James M. Michener
		Name:	James M. Michener
		Title:	General Counsel

DATE: May 10, 2012